Business Combinations (Supplemental Pro Forma Information) (Detail) $ / shares in Units, $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($) $ / shares shares
Business Combinations [Abstract]
Net interest income	$ 19,620
Net income	$ 2,935	[1]
Basic and diluted weighted average shares outstanding | shares	5,021,376	[2]
Basic and diluted earnings per common share | $ / shares	$ 0.58

[1]	Supplemental pro forma net income includes the impact of certain fair value adjustments. Supplemental pro forma net income does not include assumptions on cost savings or the impact of merger-related expenses.
[2]	Weighted average shares outstanding includes the full effect of the common stock issued in connection with the Cardinal acquisition as of the earliest reporting date.